Exhibit 10.5.1

BROADCOM CORPORATION
1998 EMPLOYEE STOCK PURCHASE PLAN- STOCK PURCHASE AGREEMENT
POST APRIL 1, 2003 ENTRY DATE INTO NOVEMBER 2002 OFFERING PERIOD

I hereby elect to participate in the 1998 Employee Stock Purchase Plan (the “ESPP”) and hereby subscribe to purchase shares of Common Stock of Broadcom Corporation (the “Corporation”) in accordance with the provisions of this Agreement and the ESPP. I hereby authorize payroll deductions from each of my paychecks following my entry into the offering period in the 1% multiple of my eligible cash earnings (not to exceed a maximum of 15%) specified in my attached Enrollment/Change Form.

Each offering period will be of a duration of 24 months or less and will be divided into a series of consecutive purchase intervals. Those purchase intervals will be of six months duration and begin on the first business day of May and November each year during the offering period. My participation will automatically remain in effect, in accordance with my most current payroll deduction authorization, from one purchase interval to the next within the offering period in which I join the ESPP and from one purchase interval to the next within each subsequent offering period during the remaining term of the ESPP, unless I withdraw from the ESPP or change the rate of my payroll deduction or unless my employment status changes. I may reduce the rate of my payroll deductions on one occasion per 6-month purchase interval, to become effective with the filing of the change form, and I may increase my rate of payroll deductions to become effective at the beginning of any subsequent 6-month purchase interval (May 1 or November 1). For offering periods beginning on or after May 1, 2003, I may change my rate of payroll deductions at any time, to become effective on the first pay day of the month following the month in which I file my change request with the plan administrator, and there will be no limit on the number of changes I may make per purchase interval or per offering period.

My payroll deductions will be accumulated for the purchase of shares of the Corporation’s Common Stock on the last business day of each purchase interval within each offering period in which I participate. The purchase price per share will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on my entry date into that offering period or (ii) the fair market value per share on the purchase date. I will also be subject to ESPP restrictions (i) limiting the maximum number of shares which I may purchase per purchase interval and the maximum number of shares purchasable in the aggregate by all participants on any one purchase date and (ii) prohibiting me from purchasing more than $25,000 worth of Common Stock for each calendar year my purchase right remains outstanding.

I may withdraw from the ESPP at any time prior to the last business day of a purchase interval and elect either to have the Corporation refund all my payroll deductions for that interval or to have such payroll deductions applied to the purchase of Common Stock at the end of such interval. However, I may not rejoin the ESPP until a new quarterly entry date (first business day in February, May, August and November). Upon the termination of my employment for any reason (including death or disability) or my loss of eligible employee status, my participation in the ESPP will immediately cease and all my payroll deductions for the purchase interval in which my employment terminates or my loss of eligibility occurs will automatically be refunded. If I take an unpaid leave of absence, my payroll deductions will immediately cease and any payroll deductions for the purchase interval in which my leave begins will, at my election, either be refunded or applied to the purchase of shares of Common Stock at the end of that purchase interval. If I return to active service within 90 days after the start of my leave, then my payroll deductions will at that time automatically resume at the rate in effect for me when my leave began.

The Corporation will issue a stock certificate for the shares purchased on my behalf after the end of each purchase interval and the certificate will be deposited directly in the Corporation-designated brokerage account established on my behalf. I will notify the Corporation of any disposition of shares purchased under the ESPP and I will satisfy all applicable income and employment tax withholding requirements at the time of such disposition.

The Corporation has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, with such amendment or termination to become effective immediately following the exercise of outstanding purchase rights at the end of any current purchase interval. Should the Corporation elect to terminate the ESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement. I have received a copy of the Q&A Summary identifying the major features of the ESPP. I have read this Agreement and the Q&A Summary and hereby agree to be bound by the terms of both this Agreement and the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.

Date:

Signature of Employee

Entry Date into Plan:	Printed Name:

Post April 30, 2003 Offering Period

BROADCOM CORPORATION
1998 EMPLOYEE STOCK PURCHASE PLAN — STOCK PURCHASE AGREEMENT

     I hereby elect to participate in the 1998 Employee Stock Purchase Plan (the “ESPP”) and hereby subscribe to purchase shares of Common Stock of Broadcom Corporation (the “Corporation”) in accordance with the provisions of this Agreement and the ESPP. I hereby authorize payroll deductions from each of my paychecks following my entry into the offering period in the 1% multiple of my eligible cash earnings (not to exceed a maximum of 15%) specified in my attached Enrollment/Change Form.

     Each offering period will be a duration of twenty-four months or less and will be divided into a series of consecutive purchase intervals. Those purchase intervals will be of six months duration and begin on the first business day of May and November each year during the offering period. My participation will automatically remain in effect, in accordance with my most current payroll deduction authorization, from one purchase interval to the next within the offering period in which I join the ESPP and from one purchase interval to the next within each subsequent offering period during the remaining term of the ESPP, unless I withdraw from the ESPP or change the rate of my payroll deduction or unless my employment status changes. I may change the rate of my payroll deductions at any time during the offering period, with the change to become effective on the first pay day of the month following the month in which I file my change request with the plan administrator, and there will be no limit on the number of changes I may make per purchase interval or per offering period.

     My payroll deductions will be accumulated for the purchase of shares of the Corporation’s Common Stock on the last business day of each purchase interval within each offering period in which I participate. The purchase price per share will be equal to 85% of the lower of (i) the fair market value per share of Common Stock on my entry date into the offering period or (ii) the fair market value per share on the purchase date. I will also be subject to ESPP restrictions (i) limiting the maximum number of shares which I may purchase per purchase interval and the maximum number of shares purchasable in the aggregate by all participants on any one purchase date and (ii) prohibiting me from purchasing more than $25,000 worth of Common Stock for each calendar year my purchase right remains outstanding.

     I may withdraw from the ESPP at any time prior to the last business day of a purchase interval and elect either to have the Corporation refund all my payroll deductions for that interval or to have such payroll deductions applied to the purchase of Common Stock at the end of such interval. However, I may not rejoin the ESPP until a new quarterly entry date (first business day in February, May, August and November). Upon the termination of my employment for any reason (including death or disability) or my loss of eligible employee status, my participation in the ESPP will immediately cease and all my payroll deductions for the purchase interval in which my employment terminates or my loss of eligibility occurs will automatically be refunded.

     If I take an unpaid leave of absence, my payroll deductions will immediately cease and any payroll deductions for the purchase interval in which my leave begins will, at my election, either be refunded or applied to the purchase of shares of Common Stock at the end of that purchase interval. If I return to active service within ninety days after the start of my leave, then my payroll deductions will at that time automatically resume at the rate in effect for me when my leave began.

     The Corporation will issue a stock certificate for the shares purchased on my behalf after the end of each purchase interval and the certificate will be deposited directly in the Corporation-designated brokerage account established on my behalf. I will notify the Corporation of any disposition of shares purchased under the ESPP and I will satisfy all applicable income and employment tax withholding requirements at the time of such disposition.

     The Corporation has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, with such amendment or termination to become effective immediately following the exercise of outstanding purchase rights at the end of any current purchase interval. Should the Corporation elect to terminate the ESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement. I have received a copy of the Q&A Summary identifying the major features of the ESPP. I have read this Agreement and the Q&A Summary and hereby agree to be bound by the terms of both this Agreement and the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.

Date:	,200

Signature of Employee

Entry Date:	,200

Printed Name

Return completed form to BRCM Shareholder Services in Irvine	For Shareholder Services Use Only:	Entered in EE

If by fax to 949-450-1484 (original not required)		Faxed to Payroll (US)

Faxed to Payroll (Intl)

BROADCOM CORPORATION
EMPLOYEE STOCK PURCHASE PLAN (“ESPP”) — ENROLLMENT / CHANGE FORM

SECTION 1: ACTIONS

New Enrollment	Complete 2, 3, 7 and sign Stock Purchase Agreement
Re- Enrollment (May 1 or November 1 only)	Complete 2, 3, 7 and sign Stock Purchase Agreement

Payroll Deduction Change	Complete 2, 4, 7

Terminate Payroll Deductions	Complete 2, 5, 7

Leave of Absence	Complete 2, 6, 7

SECTION 2: PERSONNEL DATA (Please print)

@broadcom.com

Last Name (Surname)	First Name	Middle Initial	Email

Home Address	Street		Business Telephone

City	State	Country	Zip Code

Social Security No. (U.S. Taxpayers only)

SECTION 3: NEW ENROLLMENT Deadline for receipt is on or before first business day of February, May, August and, November.

Effective with the ESPP Enrollment Date:

First business day of February 200___, May 200___, August, 200___, November 200___;

Payroll Deduction Amount: ____% (write out % ___) of cash earnings (must be a multiple of 1% up to a maximum of 15% of cash earnings).

SECTION 4: PAYROLL DEDUCTION CHANGE

Effective with the Pay Period Beginning ___/___/200___, I authorize the following new level of payroll deductions: ____% (write out %____) of cash earnings (must be a multiple of 1% up to a maximum of 15% of cash earnings).

NOTE 4: You may reduce your rate of payroll deduction once per 6-month purchase interval to become effective as soon as possible following the filing of the change form. You may also increase your rate of payroll deduction to become effective as of the start date of the next 6-month purchase interval (May 1 or November 1 – due on or before these dates). Effective for offering periods beginning on or after May 1, 2003, you may change your rate of payroll deduction at any time to become effective on the first pay day of the month following the month in which you file this change form, and there will be no limit on the number of changes you may make.

SECTION 5: TERMINATE PAYROLL DEDUCTIONS

*Effective with the Pay Period Beginning ___/___/200___, I authorize the termination of my payroll deductions.

*Not effective until discussed with and approved by BRCM Shareholder Services: By      Date ___/___/200___

In connection with my voluntary termination of payroll deductions (or an approved leave of absence), I elect the following action regarding my ESPP payroll deductions to date in the current purchase interval:

Purchase Broadcom Corporation shares on next scheduled purchase date, OR

Refund ESPP payroll deductions collected.

NOTE 5A: Your election to terminate your payroll deductions may not be changed, and you may not rejoin the plan until a new quarterly entry date (the first business day of February, May, August or November). You will forfeit your original subscription/enrollment price on re-enrollment.

NOTE 5B: If your employment terminates for any reason or your eligibility status changes (<20 hours/week or <5 months/year), you will immediately cease to participate in the ESPP and your ESPP payroll deductions collected in that purchase interval will automatically be refunded to you.

SECTION 6: LEAVE OF ABSENCE

In connection with my leave of absence, I elect the following action with respect to my ESPP payroll deductions to date:

Purchase shares of Broadcom Corporation on next scheduled purchase date, OR

Refund ESPP payroll deductions collected.

NOTE 6: If you take an unpaid leave of absence, your payroll deductions will immediately cease. If you return to active status within 90 days after the start of your leave, your payroll deductions will at that time automatically resume at the rate in effect for you when your leave began.

SECTION 7: AUTHORIZATION

Signature of Employee:	/	Date:	,200

For assistance, email espp@broadcom.com